COST OF SALES	12 Months Ended
Aug. 31, 2020
Disclosure Of Cost Of Sales [Abstract]
COST OF SALES [Text Block]

19. COST OF SALES

Cost of sales is comprised of the cost of inventories sold during the period, shipping expenses, the production cost of late-stage biological assets that are disposed of, provisions and write-downs for inventory that does not pass the Company's quality assurance standards and obsolete products and packaging, and other production overhead. For the three months ended November 30, 2019, the Company determined that the classification of indirect production is more accurately reflected as and most comparable to industry peers as a component of cost of sales rather than a separate line in the statement of operations.  As a result, indirect production of $4,733 has been reclassified from indirect production to cost of sales for the year ended August 31, 2019 to conform to the current period presentation. This change in presentation has no impact on gross margin before fair value adjustments.

During the year ended August 31, 2020, the Company recorded write-downs and provisions in relation to excess and obsolete inventories and biological assets as well as adjustments to net realizable value totaling $35,584 (August 31, 2019 - $4,733), which are detailed in Note 8.

During the year ended August 31, 2020, the Company recorded charges of $6,095 (August 31, 2019 - $nil) related to a reduced workforce due to COVID-19, which was comprised of $5,048 in plant culling, $1,047 mostly related to lump-sum payments paid to temporarily laid-off workers.  The Company also recorded $5,434 (August 31, 2019 - $nil) in charges for unabsorbed fixed overhead related to reduced production volumes.  These charges were expensed to cost of sales.